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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 2, 2001

                                MANGOSOFT, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)

           NEVADA                        0-30781                87-0543565
           ------                        -------                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                      Identification No.)



            1500 WEST PARK DRIVE, SUITE 190, WESTBOROUGH, MA  01581
            -------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (508) 871-7300
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ITEM  5.  OTHER EVENTS.

     Effective March 2, 2001, Joe Robinson resigned his position as director of the Registrant to pursue other interests.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MANGOSOFT, INC.


                                      By:   /s/ Robert E. Parsons
                                            ---------------------
                                            Robert E. Parsons
                                            Chief Financial Officer

Date: April 10, 2001

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